UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14C INFORMATION


                                 CURRENT REPORT

                             PURSUANT TO SECTION 14C
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: 14th of March 2003

                           GATEWAY DISTRIBUTORS, LTD.
             (Exact name of registrant as specified in its charter)

                                     NEVADA
         (State or other jurisdiction of incorporation or organization)

------------------------------------------------------------------------------


    367597 2 00                                     88-0301278
    -----------                                     ----------
   (CUSIP Number)                         (IRS Employer Identification Number)



                          c/o Richard Bailey, President
              3035 PATRICK LANE, SUITE 14, LAS VEGAS, NEVADA 89120
              ----------------------------------------------------
                    (Address of principal executive offices)

                                 (702) 938-9316
                                 --------------
              (Registrant's telephone number, including area code)


                        WE ARE NOT ASKING YOU FOR A PROXY
                                       AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY


Check the appropriate box:
   [ ]  Preliminary Information Statement
   [ ]  Confidential, for Use of the Commission Only
         (as permitted by Rule 14c-5(d)(2)
   [X]  Definitive Information Statement

                               -------------------
                           GATEWAY DISTRIBUTORS, LTD.
                (Name of Registrant as Specified in its Charter)
                              --------------------




Payment of Filing Fee (Check the appropriate box):

    [X] No fee required.
    [ ] Fee computed on table below per Exchange Act Rules
        14(c)-5(g) and 0-11.
        1) Title of each class of securities to
        which transaction applies:
        2) Aggregate number of securities to which transaction applies:
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: 0
        4) Proposed maximum aggregate value of transaction: 0
        5) Total fee paid:

    [ ] Fee paid previously with preliminary materials.
    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
        1) Amount Previously Paid:
        2) Form, Schedule or Registration No.:
        3) Filing Party:
        4) Date Filed

                           GATEWAY DISTRIBUTORS, LTD.
                          3095 E. Patrick Ln., Suite 1
                             Las Vegas, Nevada 89120

                       Notice of Action by Written Consent
                  of a Majority of the Outstanding Common Stock
                      to be taken on or after April 16,2003

To the Stockholders of Gateway Distributors, Ltd.:

Notice is hereby given that The Company proposes that it conduct a 1 for 3000 reverse-split of its common stock, such that every current shareholder of the Company's common stock shall be issued one share of the Company's $0.001 common voting stock in exchange for every 3,000 shares of the Company's $0.001 common voting stock held as of the record date, with fractional shares being rounded up to the next whole share. The number of authorized shares would remain the same (25,000,000,000). The reverse-split will occur on or after April 16, 2003 pursuant to action taken by a majority of shareholders on March 14, 2003.

Only stockholders of record at the close of business on March 14, 2003 shall be given Notice of the Action by Written Consent. The Company will not solicit proxies.

                                By Order of the Board of Directors


                                /s/ Richard Bailey
                                --------------------
                                Richard Bailey, President

This information statement is being furnished to all holders of the common stock of the Gateway Distributors Ltd. in connection with the Proposed Action by Written Consent to effect a one (1) for Three Thousand (3,000) reverse-split of the $0.001 par value common stock of Gateway for all shareholders of record on April 16, 2003, with fractional shares being rounded up to the next whole share.

                                     ITEM 1.
                                     -------

                              INFORMATION STATEMENT
                              ---------------------

This information statement is being furnished to all holders of the common stock of Gateway Distributors, Ltd., a Nevada Corporation ("Gateway "), in connection with resolutions of the Board of Directors and the written consent of a holder of in excess of 50% of the common stock of Gateway providing for approval of a one (1) for Three thousand (3,000) reverse-split of the $0.001 par value common stock of Gateway for all shareholders of record on April 16, 2003, with fractional shares being rounded up to the next whole share. This action is being taken to provide a higher per share trading value of the Company's publicly traded shares, to provide additional authorized but unissued shares of the Company's common stock for future use by the Company's Board of Directors to conduct the affairs of the Company, and to facilitate the business operations of the Company.

The Board of Directors and persons owning the majority of the outstanding voting securities of Gateway have unanimously adopted, ratified and approved the proposed reverse-split of the Company's common shares. No other votes are required or necessary. See the caption "Vote Required for Approval" below. The reverse-split will be effected on April 16 2003.

The Form 10-QSB for quarterly period ended September 30 2002, filed by Gateway with the Securities and Exchange Commission may be viewed on the Securities and Exchange Commissions web site at WWW.SEC.GOV in the Edgar Archives. Gateway is presently (current) in the filing of all reports required to be filed by it. See the caption (additional Information,) below.

                        DISSENTEER'S RIGHTS OF APPRAISAL
                        --------------------------------

The Nevada Revised Statutes ("the Nevada Law") do not provide for dissenter's rights of appraisal in connection with the reverse-split.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
                 -----------------------------------------------

The Board of Directors fixed the close of business on March 14, 2003 as the record date for the determination of the common shareholders entitled to notice of the action by written consent.

At the record date, the Company had issued and outstanding 4,153,608,985 shares of $0.001 par value common stock and 125 shares of $0.001 par value preferred stock. 3 shareholders hold a controlling interest equaling sixty two (62%) of the $0.001 par value common stock of the Company as of the record date. 1 shareholder holds a controlling interest equaling one hundred percent (100%) of the $0.001 par value preferred stock of the Company as of the record date. These shares represent more than a majority of the Company's outstanding common stock. These shareholders, Rick Bailey, Troy Ternes, Flo Ternes, and Neptune Communications have consented to the action required to effect the reverse-split of the Company's outstanding shares. This consent was sufficient, without any further action, to provide the necessary stockholder approval of the action.

SECURITY OWNERSHIP OF EXECUTIVE OFFICERS, DIRECTORS AND FIVE PERCENT
STOCKHOLDERS

The following table sets forth information about the beneficial ownership of the Company's common and preferred stock as of March 14th 2003 by (i) each person who is known by the Company to own beneficially more than five percent (5%) of the outstanding shares of common and preferred stock; (ii) each of the Company's named Executive Officers and Directors; and (iii) all Directors and Executive Officers as a group:



---------------------------- -------------------------------------------- --------------------- --------------------
Title of Class               Name and Address of Beneficial Owner         Amount and Nature of  Percent of Class
                                                                          Beneficial Ownership
---------------------------- -------------------------------------------- --------------------- --------------------
Preferred Stock              Neptune Communications                       125                   100%
                             C/O Florian Ternes
                             3095 E. Patrick Ln., Suite 1
                             Las Vegas, NV 89120
---------------------------- -------------------------------------------- --------------------- --------------------
---------------------------- -------------------------------------------- --------------------- --------------------
Common Stock                 Troy Ternes                                  502,100,002           12.09%
                             3035 E. Patrick Ln. suite #14
                             Las Vegas Nevada 89120
---------------------------- -------------------------------------------- --------------------- --------------------
Common Stock                 Richard Bailey/Director                      1,035,000,827         24.92%
                             3035 E. Patrick Ln., Suite 14
                             Las Vegas, NV 89120
---------------------------- -------------------------------------------- --------------------- --------------------
Common Stock                 Florian Ternes/Director                      1,025,000,359         24.68%
                             3035 E. Patrick Ln., Suite 14
                             Las Vegas, NV 89120
---------------------------- -------------------------------------------- --------------------- --------------------
Common Stock                 All officers and Directors as a Group        2,562,101,188         49.6%
---------------------------- -------------------------------------------- --------------------- --------------------


As of March 14th 2003, the Company had 4,153,608,985 shares of its common voting stock issued and outstanding and 125 shares of its preferred stock issued and outstanding.

                           VOTE REQUIRED FOR APPROVAL
                           --------------------------

Section 78.207 of the Nevada Revised Statutes provides an outline of the manner in which a corporation may carry out a reverse-split of its issued and outstanding shares. This includes the reverse-split discussed herein. The procedure and requirements to effect a reverse-split where the number of authorized shares remains the same is set forth in Section 78.207(3). Section 78.207(3) provides that a proposed reverse-split of the issued and outstanding shares of a corporation, since such action may alter or change a preference or other right of an existing shareholder, must be adopted by the Board of Directors and then approved by a majority of the outstanding voting securities of the class affected by the reverse-split.

Section 78.320 of the Nevada Revised Statutes provides that any action required to be taken at a special or annual meeting of the stockholders of a Nevada corporation may be taken by written consent, in lieu of a meeting, if the consent is signed by stockholders owning at least a majority of the voting power.

The Board of Directors of Gateway and persons owning and having voting power in excess of 50% of the outstanding voting securities of Gateway have adopted, ratified and approved the proposed reverse-split of the common shares of Gateway ..(SEE the heading Voting Securities and Principal Holders Thereof above). No further votes are required or necessary to effect the proposed reverse-split.

The securities that would be entitled to vote if a meeting was required to be held to effect the reverse-split of Gateway's common shares consist of issued and outstanding shares of the Company's $0.001 par value common voting stock and preferred stock outstanding on the record date, March 14th 2003.





                                     ITEM 2.
                                     -------

                    STATEMENT THAT PROXIES ARE NOT SOLICITED

 WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

                                     ITEM 3.
                                     -------

             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed amendment to Gateway's Articles of Incorporation or in any action covered by the related resolutions adopted by the Board of Directors, which is not shared by all other stockholders.

                             ADDITIONAL INFORMATION
                             ----------------------

Additional information concerning Gateway, including its annual and quarterly reports on Forms 10K-SB and 10-QSB, which have been filed with the Securities and Exchange Commission, may be accessed through the EDGAR archives, at WWW.SEC.GOV.




Dated: March 14, 2003



                            By Order of the Board of Directors



                            /S/ RICHARD BAILEY
                            -------------------------
                            Richard Bailey, President

                                    Exhibit A


                             SHAREHOLDER CONSENT TO
                           ACTION WITHOUT A MEETING OF
                           GATEWAY DISTRIBUTORS, LTD.
                             (A Nevada Corporation)

Pursuant to Section 78.320(2) of the Nevada Business Corporation Act, the undersigned, representing in excess of fifty percent (50%) each of the current common and preferred shareholders of Gateway Distributors, Ltd., a Nevada corporation (the "Company") as of March 14th, 2003, hereby unanimously consent to and authorize the following action to be effective at such date as shall be determined by the Board of Directors of Gateway Distributors, Ltd.;

WHEREAS, the Board of Directors has determined it to be in the best interest of the corporation to effect a one (1) for Three thousand (3,000) reverse-split of the company's outstanding common shares, with fractional shares being rounded up to the next whole share, and with no change in the authorized shares of the corporation; and

WHEREAS, the undersigned shareholders are in agreement with the proposal to effect such a reverse-split of the corporation's outstanding shares; and

WHEREAS, it is the desire of the undersigned shareholders that the reverse-split be carried out as quickly as possible.

NOW THEREFORE BE IT RESOLVED, that the undersigned Majority Shareholders hereby approve and consent to the effecting, by the Board of Directors of the Corporation, of a one (1) for Three thousand (3,000) reverse-split of the company's outstanding common shares, with fractional shares being rounded up to the next whole share, and with no change in the authorized shares of the corporation, as described above; and

FURTHER RESOLVED, that the undersigned shareholders consent to all necessary actions of the Board of Directors of the Company necessary to effectuate the intent of this Resolution and that, under the direction of the Board of Directors, the appropriate officers of the Company are authorized, empowered and directed, in the name of and on behalf of the undersigned Shareholders, to execute and deliver all such documents, schedules, instruments and certificates, to make all such payments or perform all such acts and things, and to execute and deliver all such other documents as may be necessary from time to time in order to carry out the purpose and intent of these resolutions; and that all of the acts and doings of any of such officers that are consistent with the purposes of these resolutions are hereby authorized, approved, ratified and confirmed in all respects.

The Majority Shareholders                       Number of Shares


/S/ FLORIAN TERNES                             1,025,000,359 common shares
Florian Ternes, President
Dated March 14, 2003
Suburban Capital Corporation

/S/ RICHARD BAILEY                             1,035,000,827 common shares
---------------------------
Richard Bailey, Proxy Holder
Dated March 14, 2003


 /S/TROY TERNES                                  502,100,002 common shares
-------------------------
Richard Bailey, President
Dated March 14, 2003


Neptune Communications

BY /S/FLORIAN TERNES                                     125 preferred shares
-------------------------
Florian Ternes, President
Dated March 14, 2003